NEWS RELEASE

MERCER GOLD APPOINTS JAMES M. STONEHOUSE AS DIRECTOR

DENVER, January 24, 2011 - Mercer Gold Corporation (“Mercer Gold” or the “Company”) (OTCQB: MRGP) has appointed James M. Stonehouse as a Director of the Board.

Among the highlights of a mining career that stretches over 34 years, Mr. Stonehouse is attributed with considerable success in numerous mines and mineral operations. He was Project Manager and in charge of all supervision developing feasibility for a 16,000 tpd heap leach SX-EW copper project (2008-2009), including supervision of metallurgical testing, process design, acquisition, and permitting. He has managed up to four separate companies in a difficult political environment (2006-2008) and tripled indicated reserves at principal projects in two of the companies.

Mr. Stonehouse completed feasibility and managed construction of a 2000 tpd heap leach facility in Central Asia (2004-2005). In the previous year, he took a reserve to development stage in a difficult permitting environment handling the coordination of engineering, metallurgy and environmental compliance issues in order to satisfy project opponents. He also led a team of professionals that evaluated and used innovative metallurgical techniques to lift a known resource to the reserve status in Central Asia for a project eventually sold for 25 times invested capital.

He has played a prominent role in the management of numerous mining companies over the years in his position as Executive Vice President, VP of Operations, VP of Exploration, General Manager, Mine Manager and lead independent consultant. He has been directly responsible for management and strategic development of over 20 mines, many with significant ore bodies and highly sophisticated applied mining techniques.

Until August 2009 he was VP of Operations for Copper Mesa Ming Corp. directing and supervising the efforts of five separate companies in Latin America and the U.S.A.

Mr. Stonehouse graduated with an M.A., Geology from Dartsmouth College in Hanover, New Hampshire in 1976.

Company President Rahim Jivraj states, “We are glad to have Mr. Stonehouse join Mercer as a Director. His unique knowledge and perspective on our projects gives us another excellent asset in planning and executing our business. We look forward to his deepening contribution to our success.”

Mercer Gold also accepts the resignation of Dr. David Shaw as a Director of the Company. “I want to thank Dr. Shaw for his support and wish him all the best in his endeavors,” says Jivraj.

About Mercer Gold Corporation

Mercer Gold Corporation is focused on gold exploration of the Guayabales Gold Project located in the Marmato Gold District, Department of Caldas, Colombia. Mercer began its initial 5,000 meter drill program on October 20th and partial results have been received to date. An additional 25,000 meter program is planned for 2011, subject to positive results of the initial program.

For further information see: www.mercergoldcorp.com
Symbol:	OTCQB – MRGP; Frankfurt AN4, WKN NO. A0MUN4.
Contact:	Rob Grace, Investor Relations
Tel.:	Toll-free North America 1-877-981-3130 or 1-604-681-3130

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an “OTC Reporting Issuer” under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY’S PLANS TO RECEIVE RESULTS, DEFINE A RESOURCE, AND ITS EXPECTATION OF A FURTHER DRILL PROGRAM ON THE PROPERTY DURING THE NEXT 12 MONTHS.

RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.